Exhibit 99.2

NovaStar Home Equity Loan Asset-Backed

Certificates,

Series 2005-3

$[1,196,265,000] (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

Greenwich Capital Contacts:

Mortgage Finance	Phone	E-mail Address
Prue Larocca	(203) 622-3868	laroccp@gcm.com
Vinu Phillips	(203) 622-5626	philliv@gcm.com
Ara Balabanian	(203) 618-2435	ara.balabanian@gcm.com
Erin Maxwell	(203) 618-6112	erin.maxwell@gcm.com
Sean Curran	(203) 618-2426	sean.curran@gcm.com

Trading	Phone	E-mail Address
Ron Weibye	(203) 625-6160	weibyer@gcm.com
Peter McMullin	(203) 625-6160	peter.mcmullin@gcm.com

Structuring	Phone	E-mail Address
Rob Shugrue	(203) 622-5625	shugrur@gcm.com

Collateral Analytics	Phone	E-mail Address
Max Jaeger	(203) 618-2290	jaegerm@gcm.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
Becky Cao	(212) 438-2595	becky_cao@sandp.com
Brian Weller	(212) 438-1934	brian_weller@sandp.com
Rasool Alizadeh	(212) 438-3136	rasool_alizadah@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Shelly Garg	(212) 553-7922	shelly.garg@moodys.com
Todd Swanson	(212) 553-3847	todd.swanson@moodys.com

Fitch	Phone	E-mail Address
Michele Patterson	(212) 908-0779	michele.patterson@fitchratings.com

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac’s Investment Requirements, July 2005 Version. The transaction is anticipated to be structured as a QSPE.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: August 29, 2005

$[1,196,265,000] (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-3

Class(1,2,3)	Principal Balance ($)			WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P/Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
Class A-1A		$1,196,265,000		2.29/2.48	1-71/1-164	AAA/Aaa/AAA	January 2036	Floating Rate Senior
Class A-2A		$370,000,000		[Not Marketed Hereby]		AAA/Aaa/AAA	January 2036	Floating Rate Seq. Senior
Class A-2B		$236,000,000				AAA/Aaa/AAA	January 2036	Floating Rate Seq. Senior
Class A-2C		$171,000,000				AAA/Aaa/AAA	January 2036	Floating Rate Seq. Senior
Class A-2D		$131,735,000				AAA/Aaa/AAA	January 2036	Floating Rate Seq. Senior
Class M-1		$70,000,000				AA+/Aa1/AA+	January 2036	Floating Rate Subordinate
Class M-2		$60,000,000				AA+/Aa2/AA+	January 2036	Floating Rate Subordinate
Class M-3		$47,500,000				AA/Aa3/AA	January 2036	Floating Rate Subordinate
Class M-4		$30,000,000				AA/A1/AA	January 2036	Floating Rate Subordinate
Class M-5		$30,000,000				AA/A2/AA-	January 2036	Floating Rate Subordinate
Class M-6		$18,750,000				AA-/A3/AA-	January 2036	Floating Rate Subordinate
Class M-7		$18,750,000				A+/Baa1/A+	January 2036	Floating Rate Subordinate
Class M-8		$18,750,000				A+/Baa2/A	January 2036	Floating Rate Subordinate
Class M-9		$17,500,000				A-/Baa3/A	January 2036	Floating Rate Subordinate
Class M-10		$16,250,000				BBB+/Ba1/BBB+	January 2036	Floating Rate Subordinate
Class M-11		$25,000,000				BBB/Ba2/BBB-	January 2036	Floating Rate Subordinate
Class M-12		$30,000,000				BBB-/NR/NR	January 2036	Floating Rate Subordinate

Total:	[$	2,487,500,000	]

(1)	The Class A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates are backed by the cash flows from the Group I Mortgage Loans and Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)	The Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates are priced to call. The margin on the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates will increase by 1.5x after the clean-up call date.
(3)	See “Available Funds Cap Rate” herein.
(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Issuer:	NovaStar Mortgage Funding Trust, Series 2005-3.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriter:	Morgan Stanley & Co. Incorporated.

Trustee:	JPMorgan Chase Bank, N.A.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Custodian:	Wachovia Bank, N.A.

Hedge Providers:	The Royal Bank of Scotland, plc (“RBS”), Deutsche Bank AG (“Deutsche”), and Wachovia Bank, N.A. (“Wachovia”).

Certificates:

The Class A-1A Certificates (the “Group I Certificates”), the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the “Group II Certificates”, and together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates (collectively, the “Subordinate Certificates”). The Class A-1A Certificates are referred to herein as the “Offered Certificates.” The Senior and Subordinate Certificates are referred to herein as the “Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

For each Mortgage Loan, generally the later of (i) the close of business on September 1, 2005, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about August [31], 2005.

Expected Closing Date:	On or about September [19], 2005.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans (100% PPC): 2% - 25% CPR over 10 months, 25% CPR thereafter ARM Loans (100% PPC): 2% - 30% CPR over 12 months, 30% CPR months 13-22, 60% CPR months 23-28, 35% CPR month 29 and thereafter

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $1,067,687,051, of which: (i) approximately $605,127,998 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $462,559,053 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans,” together with the Group I Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 17.26% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan simultaneously to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:

On the Closing Date, “Additional Mortgage Loans” will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $832,312,949 as of the related Cut-off Date, which will consist of approximately $475,555,064 of mortgage loans related to Group I and approximately $356,757,885 of mortgage loans related to Group II. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the “Closing Date Mortgage Loans.” The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,900,000,000, which will consist of approximately $1,080,683,062 of mortgage loans related to Group I and approximately $819,316,938 of mortgage loans related to Group II.

Pre-funding Amount:

On the Closing Date, the Seller will deposit approximately $600,000,000 (the “Pre-funding Amount”), which will consist of approximately $340,059,195 related to Group I and approximately $259,940,805 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) December 16, 2005.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:

The “Formula Rate” on each Class of the Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) in the case of (a) the Certificates other than the Group I Certificates, [11.00]% and (b) the Group I Certificates, [13.00]%.

Group I Available Funds Cap Rate:

The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the sum of (x) net swap payments owed to the Hedge Providers and (y) cap fixed rate payments owed to the Hedge Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

Group II Available Funds Cap Rate:

The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the sum of (x) net swap payments owed to the Hedge Providers and (y) cap fixed rate payments owed to the Hedge Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available Funds Cap Rate:

The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate and the Group II Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage Loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:

If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:

The Servicer is generally required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:

On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $545,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Hedge Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Hedge Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Hedge Provider	Notional Amount ($)	Fixed Rate	Maturity Date
Wachovia	80,000,000	3.8700%	April-07
Deutsche	80,000,000	3.7700%	June-07
Wachovia	80,000,000	4.0180%	July-07
Wachovia	50,000,000	4.1100%	July-07
Wachovia	80,000,000	4.1525%	July-07
Wachovia	80,000,000	4.4675%	August-07
Wachovia	20,000,000	4.0480%	April-08
Deutsche	20,000,000	3.8650%	June-08
Wachovia	20,000,000	4.0840%	July-08
RBS	35,000,000	4.4050%	August-09

Although the notional amount of $545,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date. The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Amount ($)	W.A. Fixed Rate
October-05	545,000,000	4.07680%
November-05	545,000,000	4.07680%
December-05	545,000,000	4.07680%
January-06	545,000,000	4.07680%
February-06	545,000,000	4.07680%
March-06	545,000,000	4.07680%
April-06	545,000,000	4.07680%
May-06	545,000,000	4.07680%
June-06	545,000,000	4.07680%
July-06	545,000,000	4.07680%
August-06	545,000,000	4.07680%
September-06	545,000,000	4.07680%
October-06	545,000,000	4.07680%
November-06	545,000,000	4.07680%
December-06	545,000,000	4.07680%
January-07	545,000,000	4.07680%
February-07	545,000,000	4.07680%
March-07	545,000,000	4.07680%
April-07	545,000,000	4.07680%
May-07	465,000,000	4.11238%
June-07	465,000,000	4.11238%
July-07	385,000,000	4.18352%
August-07	175,000,000	4.29437%
September-07	95,000,000	4.14858%
October-07	95,000,000	4.14858%
November-07	95,000,000	4.14858%
December-07	95,000,000	4.14858%
January-08	95,000,000	4.14858%
February-08	95,000,000	4.14858%
March-08	95,000,000	4.14858%
April-08	95,000,000	4.14858%
May-08	75,000,000	4.17540%
June-08	75,000,000	4.17540%
July-08	55,000,000	4.28827%
August-08	35,000,000	4.40500%
September-09	35,000,000	4.40500%
October-09	35,000,000	4.40500%
November-09	35,000,000	4.40500%
December-09	35,000,000	4.40500%
January-09	35,000,000	4.40500%
February-09	35,000,000	4.40500%
March-09	35,000,000	4.40500%
April-09	35,000,000	4.40500%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distribution Date	Notional Amount ($)	W.A. Fixed Rate
May-09	35,000,000	4.40500%
June-09	35,000,000	4.40500%
July-09	35,000,000	4.40500%
August-09	35,000,000	4.40500%

If on any Distribution Date the aggregate of the swap and cap notional amounts exceeds the aggregate principal balance of the Certificates, such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:

On the Closing Date, the Trustee will enter into multiple “Cap Agreements” with an initial aggregate effective notional amount of $900,000,000. Under each Cap Agreement, the trust shall make a payment equal to the fixed rate shown below on the related cap notional amount to the related Hedge Provider and the trust will receive a payment, should One Month LIBOR exceed the related strike rate, equal to the difference between One Month LIBOR and the related strike rate, from the related Hedge Provider, on each Distribution Date, until the related cap is retired.

Hedge Provider	Effective Notional Amount ($)	Fixed Rate	Strike Rate	Maturity Date
RBS	80,000,000	0.3650%	3.950%	March-07
RBS	80,000,000	0.3670%	4.150%	April-07
RBS	80,000,000	0.3220%	4.050%	May-07
Wachovia	80,000,000	0.3280%	3.950%	May-07
Wachovia	80,000,000	0.2870%	4.050%	June-07
Wachovia	80,000,000	0.2950%	4.050%	June-07
RBS	80,000,000	0.2880%	4.150%	July-07
Wachovia	80,000,000	0.2740%	4.550%	August-07
RBS	80,000,000	0.2813%	4.400%	August-07
RBS	20,000,000	0.4600%	4.150%	March-08
RBS	20,000,000	0.4520%	4.350%	April-08
Deutsche	20,000,000	0.4225%	4.100%	May-08
RBS	20,000,000	0.4290%	4.150%	May-08
Wachovia	20,000,000	0.3800%	4.150%	June-08
Wachovia	20,000,000	0.3980%	4.150%	June-08
RBS	20,000,000	0.4010%	4.200%	July-08
Wachovia	20,000,000	0.3600%	4.650%	August-08
Deutsche	20,000,000	0.3725%	4.500%	August-08

Although the effective notional amount of $900,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, the caps may not be assigned to the trust on the Closing Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an aggregate cap notional amount schedule, a weighted average cap fixed rate schedule and a weighted average strike rate schedule, calculated by aggregating all the individual caps described previously. The schedule below assumes 100% PPC.

Distribution Date	Effective Notional Amount ($)	W.A. Fixed Rate	W.A. Strike Rate
October-05	900,000,000	0.33120%	4.16889%
November-05	900,000,000	0.33120%	4.16889%
December-05	900,000,000	0.33120%	4.16889%
January-06	900,000,000	0.33120%	4.16889%
February-06	900,000,000	0.33120%	4.16889%
March-06	900,000,000	0.33120%	4.16889%
April-06	900,000,000	0.33120%	4.16889%
May-06	900,000,000	0.33120%	4.16889%
June-06	900,000,000	0.33120%	4.16889%
July-06	900,000,000	0.33120%	4.16889%
August-06	900,000,000	0.33120%	4.16889%
September-06	900,000,000	0.33120%	4.16889%
October-06	900,000,000	0.33120%	4.16889%
November-06	900,000,000	0.33120%	4.16889%
December-06	900,000,000	0.33120%	4.16889%
January-07	900,000,000	0.33120%	4.16889%
February-07	900,000,000	0.33120%	4.16889%
March-07	900,000,000	0.33120%	4.16889%
April-07	820,000,000	0.32790%	4.19024%
May-07	740,000,000	0.32368%	4.19459%
June-07	580,000,000	0.32331%	4.24828%
July-07	420,000,000	0.33562%	4.32381%
August-07	340,000,000	0.34682%	4.36471%
September-07	180,000,000	0.40833%	4.26667%
October-07	180,000,000	0.40833%	4.26667%
November-07	180,000,000	0.40833%	4.26667%
December-07	180,000,000	0.40833%	4.26667%
January-08	180,000,000	0.40833%	4.26667%
February-08	180,000,000	0.40833%	4.26667%
March-08	180,000,000	0.40833%	4.26667%
April-08	160,000,000	0.40188%	4.28125%
May-08	140,000,000	0.39471%	4.27143%
June-08	100,000,000	0.38230%	4.33000%
July-08	60,000,000	0.37783%	4.45000%
August-08	40,000,000	0.36625%	4.57500%

If on any Distribution Date the aggregate of the swap and cap notional amounts exceeds the aggregate principal balance of the Certificates, such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Consists of the following:

1) Mortgage Insurance;
2) Excess Cashflow;
3) the Overcollateralization Amount; and
4) Subordination

Mortgage Insurance Policies:

Approximately 69.57% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) or PMI Mortgage Insurance Co. (“PMI”) (such loans are the “Insured Mortgage Loans”). Approximately 24.91% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 5.52% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC or PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% or 51%, respectively, of the original loan-to-value ratio of such mortgage loan.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Approximately 69.56% and 0.01% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Credit Enhancement Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	15.80%	Class A	31.60%
Class M-1	13.00%	Class M-1	26.00%
Class M-2	10.60%	Class M-2	21.20%
Class M-3	8.70%	Class M-3	17.40%
Class M-4	7.50%	Class M-4	15.00%
Class M-5	6.30%	Class M-5	12.60%
Class M-6	5.55%	Class M-6	11.10%
Class M-7	4.80%	Class M-7	9.60%
Class M-8	4.05%	Class M-8	8.10%
Class M-9	3.35%	Class M-9	6.70%
Class M-10	2.70%	Class M-10	5.40%
Class M-11	1.70%	Class M-11	3.40%
Class M-12	0.50%	Class M-12	1.00%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

Overcollateralization Amount:

The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:

On any Distribution Date, the “Required Overcollateralization Amount” is equal to 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.

Crossover Date:	The earlier to occur of:

(i)	the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

(ii)	the later to occur of:

a.	the Distribution Date occurring in October 2008; and

b.	the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 31.60%.

Senior Credit Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

Limited Cross-collateralization:

Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds [ ]% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37		47		57		67
38		48		58		68
39		49		59		69
40		50		60		70
41		51		61		71
42		52		62		72
43		53		63		73 and after
44		54		64
45		55		65
46		56		66

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-12 Certificates, second to the Class M-11 Certificates, third to the Class M-10 Certificates, fourth to the Class M-9 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates, and lastly, to the Class M-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)	Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments and cap fixed rate payments owed to the Hedge Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class M-7 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class M-8 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class M-9 Certificates, thirteenth, monthly interest plus any previously unpaid interest to the Class M-10 Certificates, fourteenth, monthly interest plus any previously unpaid interest to the Class M-11 Certificates, and fifteenth, monthly interest plus any previously unpaid interest to the Class M-12 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)	Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount), as follows: monthly principal to the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-7 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-8 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-9 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-10 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-11 Certificates as described under “Principal Paydown,” and then monthly principal to the Class M-12 Certificates as described under “Principal Paydown.”

3)	Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:

The related share of principal allocable to the Group II Certificates will be distributed as follows: first to the Class A-2A Certificates until its certificate principal balance is reduced to zero, second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero, third, to the Class A-2C Certificates until its certificate principal balance is reduced to zero and fourth, to the Class A-2D Certificates until its certificate principal balance is reduced to zero. However, if all of the Subordinate Certificates are written down to zero, the related share of the principal allocable to the Group II Certificates will be distributed pro rata, based on current certificate principal balance.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class M-7 Certificates, (8) Class M-8 Certificates, (9) Class M-9 Certificates, (10) Class M-10 Certificates, (11) Class M-11 Certificates, and (12) Class M-12 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 31.60% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 26.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 21.20% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.40% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 15.00% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.60% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 11.10% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 9.60% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 8.10% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 6.70% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 5.40% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 3.40% credit enhancement, and thirteenth to the Class M-12 Certificates such that the Class M-12 Certificates will have at least 1.00% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i)	the net swap payments owed to the Hedge Providers for such Distribution Date,

(ii)	the cap fixed rate payments owed to the Hedge Providers for such Distribution Date,

(iii)	any net swap payments received from the Hedge Providers for such Distribution Date,

(iv)	any cap floating rate payments received from the Hedge Providers for such Distribution Date, and

(v)	Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1)	First, to the Hedge Providers, the net swap payments owed for such Distribution Date, if any.

2)	Second, to the Hedge Providers, cap fixed rate payments owed for such Distribution Date.

3)	Third, any Available Funds Cap Shortfall, pro-rata to the Certificates based on certificate principal balance.

4)	Fourth, to the Hedge Providers, any termination payment.

5)	Fifth, to the holders of the non-offered certificates, any remaining amounts.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Breakeven Losses

Class	M-1	M-2	M-3	M-4	M-5	M-6
Rating (S/M/F)

Loss Severity	15%	15%	15%	15%	15%	15%
Default
Collateral Loss

Loss Severity	25%	25%	25%	25%	25%	25%
Default
Collateral Loss

Loss Severity	35%	35%	35%	35%	35%	35%
Default
Collateral Loss

Class	M-7	M-8	M-9	M-10	M-11	M-12
Rating (S/M/F)

Loss Severity	15%	15%	15%	15%	15%	15%
Default
Collateral Loss

Loss Severity	25%	25%	25%	25%	25%	25%
Default
Collateral Loss

Loss Severity	35%	35%	35%	35%	35%	35%
Default
Collateral Loss

Assumptions:

1)	Run at the Pricing Speed to Maturity

2)	Forward LIBOR

3)	Triggers are failing after the Crossover Date

4)	12 month liquidation lag

5)	“Break” is the CDR that creates the first dollar of principal loss on the related bond

6)	Defaults are in addition to prepayments

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-1A to Optional Termination
Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.51	3.09	2.29	1.73	1.43
MDUR (yr)	3.87	2.77	2.11	1.63	1.36
First Prin Pay	1	1	1	1	1
Last Prin Pay	147	98	71	54	31

Class A-1A to Maturity
Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.85	3.34	2.48	1.87	1.43
MDUR (yr)	4.05	2.94	2.25	1.74	1.36
First Prin Pay	1	1	1	1	1
Last Prin Pay	298	218	164	127	31

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group I Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	12.84610%	61	10.97323%
2	13.00000%	32	12.76425%	62	10.61470%
3	13.00000%	33	11.91526%	63	10.95217%
4	13.00000%	34	11.21480%	64	10.58301%
5	13.00000%	35	9.87816%	65	10.56737%
6	13.00000%	36	9.34375%	66	11.68831%
7	13.00000%	37	9.64837%	67	10.54198%
8	13.00000%	38	9.51555%	68	10.87908%
9	13.00000%	39	9.82208%	69	10.51202%
10	13.00000%	40	9.49504%	70	10.84572%
11	13.00000%	41	9.48580%	71	10.47991%
12	13.00000%	42	11.06227%	72	10.46932%
13	13.00000%	43	9.98127%
14	13.00000%	44	10.48050%
15	13.00000%	45	10.12983%
16	13.00000%	46	10.45459%
17	13.00000%	47	10.10579%
18	13.00000%	48	10.59137%
19	13.00000%	49	10.93120%
20	13.00000%	50	10.72902%
21	13.00000%	51	11.07126%
22	13.00000%	52	10.69917%
23	11.48964%	53	10.68528%
24	10.78012%	54	11.82986%
25	11.21782%	55	10.67058%
26	11.75025%	56	11.01635%
27	12.21899%	57	10.64570%
28	12.18160%	58	10.98471%
29	12.34088%	59	10.61672%
30	13.00000%	60	10.63170%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2)	Includes net swap payments and cap floating rate payments received by the trust from the Hedge Providers.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month Spread (%)	Excess LIBOR (%)	Period	1 Month LIBOR (%)	6 Month Spread (%)	Excess Spread (%)
1	3.59000	4.03100	1.00	31	4.55600	4.61000	2.81	61	4.65700	4.71600	3.30
2	3.82200	4.16100	1.82	32	4.56400	4.61000	3.00	62	4.66200	4.72200	3.14
3	3.98100	4.25700	1.80	33	4.56900	4.60700	2.85	63	4.66700	4.72700	3.31
4	4.10700	4.32700	1.56	34	4.57100	4.60300	3.05	64	4.67300	4.73200	3.14
5	4.18700	4.37900	1.48	35	4.56900	4.59800	2.87	65	4.67800	4.73800	3.14
6	4.29200	4.41900	1.79	36	4.56300	4.59300	2.95	66	4.68300	4.74300	3.65
7	4.36100	4.44200	1.30	37	4.55600	4.58900	3.11	67	4.68800	4.74800	3.15
8	4.38400	4.45700	1.42	38	4.55000	4.58600	3.03	68	4.69300	4.75300	3.32
9	4.39400	4.46900	1.25	39	4.54500	4.58500	3.24	69	4.69800	4.75800	3.16
10	4.41300	4.48100	1.38	40	4.54100	4.58500	3.09	70	4.70300	4.76200	3.33
11	4.42300	4.49100	1.21	41	4.53900	4.58800	3.10	71	4.70800	4.76700	3.16
12	4.43000	4.50100	1.20	42	4.53800	4.59300	3.60
13	4.44700	4.51200	1.32	43	4.54000	4.60100	3.11
14	4.45900	4.52100	1.15	44	4.54300	4.61000	3.28
15	4.45900	4.52900	1.29	45	4.54900	4.62100	3.12
16	4.47200	4.53700	1.12	46	4.55700	4.63100	3.28
17	4.48700	4.53900	1.10	47	4.56800	4.64200	3.10
18	4.49400	4.51800	1.54	48	4.58300	4.65200	3.12
19	4.49900	4.49600	1.08	49	4.59500	4.66100	3.27
20	4.50700	4.49000	1.24	50	4.60400	4.66800	3.11
21	4.50600	4.48600	1.10	51	4.61200	4.67500	3.27
22	4.48100	4.48500	1.28	52	4.62000	4.68100	3.09
23	4.36900	4.49200	1.24	53	4.62700	4.68600	3.09
24	4.36400	4.52000	2.65	54	4.63300	4.69000	3.60
25	4.46400	4.55100	2.68	55	4.63900	4.69400	3.09
26	4.48300	4.56600	3.00	56	4.64400	4.69700	3.26
27	4.50100	4.58000	3.10	57	4.64800	4.70000	3.09
28	4.51800	4.59200	2.87	58	4.65100	4.70300	3.26
29	4.53300	4.60100	2.83	59	4.65300	4.70700	3.09
30	4.54600	4.60700	3.17	60	4.65400	4.71100	3.13

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-3

Initial Mortgage Loans

			Minimum	Maximum
Scheduled Principal Balance	$1,067,687,051		$12,591	$799,263
Average Scheduled Principal Balance	$169,045
Number of Mortgage Loans	6,316

Weighted Average Gross Coupon	7.560%		4.800%	13.000%
Weighted Average FICO Score	635		500	821
Weighted Average Combined Original LTV	82.07%		13.89%	100.00%

Weighted Average Original Term	350 months		120 months	360 months
Weighted Average Stated Remaining Term	348 months		118 months	359 months
Weighted Average Seasoning	2 months		1 month	56 months

Weighted Average Gross Margin	5.651%		2.000%	7.990%
Weighted Average Minimum Interest Rate	7.480%		4.800%	12.300%
Weighted Average Maximum Interest Rate	14.461%		10.700%	19.300%
Weighted Average Initial Rate Cap	3.000%		3.000%	3.375%
Weighted Average Subsequent Rate Cap	1.003%		1.000%	2.000%
Weighted Average Months to Roll	23 months		15 months	59 months

Maturity Date			Jul 1 2015	Aug 1 2035
Maximum Zip Code Concentration	0.43%	22193

ARM	80.81%	Full Documentation		45.14%
Fixed Rate Loan	19.19%	Limited Documentation		2.75%
		No Documentation		10.32%
2/28 6 MO LIBOR IO	20.41%	Stated Income		41.79%
2/28 6 Mo LIBOR ARM	56.39%
2/28 6 Month LIBOR ARM 40/30 Balloon	0.22%	Cash Out Refinance		56.33%
3/27 6 MO LIBOR IO	0.81%	Purchase		40.62%
3/27 6 Mo LIBOR ARM	1.74%	Rate/Term Refinance		3.06%
3/27 6 Month LIBOR ARM 40/30 Balloon	0.00%
5/25 6 MO LIBOR	0.68%	Condo		6.28%
5/25 6 MO LIBOR IO	0.50%	Multi-Unit		4.82%
5/25 6 Month LIBOR ARM 40/30 Balloon	0.04%	PUD		17.58%
Fixed Rate	15.04%	Single Family Residence		71.32%
Fixed Rate Balloon 30/15	3.63%
Fixed Rate Balloon 40/30	0.10%	Investment (Non-Owner Occupied)		4.05%
Fixed Rate IO	0.42%	Investment (Owner Occupied)		0.02%
		Primary		93.90%
Interest Only	22.15%	Secondary Home		2.03%
Not Interest Only	77.85%
		Top 5 States:
Prepay Penalty: N/A	35.81%	Florida		22.36%
Prepay Penalty: 12 months	1.00%	California		18.56%
Prepay Penalty: 24 months	38.54%	Maryland		5.43%
Prepay Penalty: 36 months	24.30%	Virginia		4.93%
Prepay Penalty: 60 months	0.35%	New Jersey		4.15%

First Lien	96.06%
Second Lien	3.94%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	663	22,185,756.69	2.08%	10.570	201	94.51	676
50,000.01 - 100,000.00	1,099	85,108,659.37	7.97%	8.507	308	83.54	636
100,000.01 - 150,000.00	1,400	176,904,333.05	16.57%	7.829	348	81.89	621
150,000.01 - 200,000.00	1,279	221,840,376.85	20.78%	7.534	356	81.31	627
200,000.01 - 250,000.00	709	158,280,704.48	14.82%	7.340	355	79.96	630
250,000.01 - 300,000.00	449	123,123,982.16	11.53%	7.416	356	81.09	631
300,000.01 - 350,000.00	304	98,255,011.58	9.20%	7.146	357	83.06	643
350,000.01 - 400,000.00	169	63,033,608.55	5.90%	6.867	358	83.17	658
400,000.01 - 450,000.00	102	43,405,232.40	4.07%	7.107	358	83.53	651
450,000.01 - 500,000.00	74	35,101,986.78	3.29%	6.990	356	81.13	658
500,000.01 - 550,000.00	26	13,689,316.32	1.28%	7.283	351	84.83	640
550,000.01 - 600,000.00	14	8,008,007.82	0.75%	7.033	346	80.71	682
600,000.01 - 650,000.00	12	7,572,004.88	0.71%	7.673	359	86.44	651
650,000.01 - 700,000.00	11	7,417,074.88	0.69%	7.289	358	81.49	646
700,000.01 - 750,000.00	4	2,961,732.67	0.28%	6.898	359	84.01	620
750,000.01 - 800,000.00	1	799,262.62	0.07%	6.400	359	80.00	703

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	2	724,000.00	0.07%	4.910	359	79.56	668
5.000 - 5.499	22	5,342,477.55	0.50%	5.332	358	69.37	685
5.500 - 5.999	295	70,172,108.96	6.57%	5.846	352	73.93	670
6.000 - 6.499	517	111,321,161.03	10.43%	6.289	353	75.89	660
6.500 - 6.999	1,193	247,683,072.33	23.20%	6.772	355	79.54	655
7.000 - 7.499	782	153,447,121.45	14.37%	7.253	354	81.39	640
7.500 - 7.999	972	178,199,111.34	16.69%	7.747	355	83.75	624
8.000 - 8.499	465	77,355,038.91	7.25%	8.257	356	85.46	611
8.500 - 8.999	654	101,889,231.91	9.54%	8.752	350	86.29	594
9.000 - 9.499	234	33,249,592.62	3.11%	9.242	351	87.10	588
9.500 - 9.999	388	39,535,737.49	3.70%	9.758	319	90.11	593
10.000 - 10.499	168	13,495,547.21	1.26%	10.223	297	91.96	602
10.500 - 10.999	223	15,187,807.52	1.42%	10.762	266	92.35	614
11.000 - 11.499	161	8,418,125.80	0.79%	11.163	213	96.69	661
11.500 - 11.999	133	7,023,386.65	0.66%	11.714	226	95.20	637
12.000 - 12.499	54	2,584,845.12	0.24%	12.132	202	98.21	655
12.500 - 12.999	45	1,753,676.87	0.16%	12.792	178	100.00	735
13.000 - 13.499	8	305,008.34	0.03%	13.000	178	100.00	735

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	151	24,233,454.53	2.27%	8.788	356	71.73	517
525 - 549	504	80,909,004.86	7.58%	8.663	357	78.42	538
550 - 574	586	101,836,485.43	9.54%	7.993	356	78.61	562
575 - 599	668	117,971,334.40	11.05%	7.822	354	80.76	587
600 - 624	877	151,868,805.01	14.22%	7.450	350	82.02	612
625 - 649	908	160,135,034.23	15.00%	7.340	348	83.60	637
650 - 674	863	148,496,182.46	13.91%	7.281	343	84.06	662
675 - 699	691	113,720,082.19	10.65%	7.226	343	83.98	686
700+	1,068	168,516,667.99	15.78%	7.191	338	83.86	734

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	182	24,307,037.31	2.28%	6.909	343	41.24	611
50.00 - 54.99	83	13,498,240.00	1.26%	6.964	345	52.58	608
55.00 - 59.99	124	21,157,221.48	1.98%	6.913	353	57.45	606
60.00 - 64.99	191	34,293,795.93	3.21%	7.081	351	62.40	598
65.00 - 69.99	247	45,423,167.62	4.25%	7.041	351	67.10	610
70.00 - 74.99	309	57,365,257.39	5.37%	7.229	351	71.62	596
75.00 - 79.99	398	77,037,790.52	7.22%	7.257	352	76.88	618
80.00	1,316	266,545,894.94	24.96%	7.005	356	80.00	666
80.01 - 84.99	189	36,177,245.72	3.39%	7.360	352	83.16	623
85.00 - 89.99	556	112,171,475.22	10.51%	7.533	355	86.28	621
90.00 - 94.99	1,145	213,293,644.43	19.98%	7.868	355	90.25	623
95.00 - 99.99	541	86,890,871.61	8.14%	8.294	349	95.14	639
100.00	1,035	79,525,408.93	7.45%	9.431	274	100.00	674

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	9	746,040.65	0.07%	6.968	118	78.85	651
180	1,030	59,319,485.12	5.56%	9.590	178	91.55	676
240	19	2,204,794.35	0.21%	7.527	238	73.88	625
300	5	481,913.34	0.05%	7.931	298	61.93	560
360	5,253	1,004,934,817.64	94.12%	7.441	358	81.54	632

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61 - 120	9	746,040.65	0.07%	6.968	118	78.85	651
121 - 180	1,030	59,319,485.12	5.56%	9.590	178	91.55	676
181 - 240	19	2,204,794.35	0.21%	7.527	238	73.88	625
241 - 300	5	481,913.34	0.05%	7.931	298	61.93	560
301 - 360	5,253	1,004,934,817.64	94.12%	7.441	358	81.54	632

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,374	862,750,812.52	80.81%	7.480	358	82.41	631
Fixed Rate Loan	1,942	204,936,238.58	19.19%	7.900	303	80.64	650

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	830	217,900,289.20	20.41%	6.922	358	81.98	672
2/28 6 Mo LIBOR ARM	3,347	602,045,070.13	56.39%	7.721	358	82.81	616
2/28 6 Month LIBOR ARM 40/30 Balloon	10	2,335,902.34	0.22%	7.017	359	85.37	676
3/27 6 MO LIBOR IO	31	8,685,492.89	0.81%	6.661	358	79.30	673
3/27 6 Mo LIBOR ARM	96	18,602,222.05	1.74%	7.181	358	77.81	615
3/27 6 Month LIBOR ARM 40/30 Balloon	1	50,366.56	0.00%	7.500	358	80.00	656
5/25 6 MO LIBOR	37	7,313,460.89	0.68%	6.804	358	79.03	663
5/25 6 MO LIBOR IO	21	5,362,175.00	0.50%	6.581	358	79.82	671
5/25 6 Month LIBOR ARM 40/30 Balloon	1	455,833.46	0.04%	7.150	359	80.00	742
Fixed Rate	1,099	160,560,739.08	15.04%	7.290	331	76.30	640
Fixed Rate Balloon 30/15	820	38,754,237.18	3.63%	10.601	178	99.23	686
Fixed Rate Balloon 40/30	4	1,116,812.32	0.10%	6.909	359	81.05	640
Fixed Rate IO	19	4,504,450.00	0.42%	6.662	358	75.28	674

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	901	236,452,407.09	22.15%	6.900	358	81.71	672
Not Interest Only	5,415	831,234,644.01	77.85%	7.748	345	82.17	624

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	2,308	382,340,228.21	35.81%	7.777	343	83.04	642
Prepay Penalty: 12 months	36	10,715,245.91	1.00%	7.162	352	79.98	643
Prepay Penalty: 24 months	2,345	411,490,884.78	38.54%	7.530	352	82.50	630
Prepay Penalty: 36 months	1,598	259,396,420.70	24.30%	7.303	347	80.03	631
Prepay Penalty: 60 months	29	3,744,271.50	0.35%	7.814	332	82.39	626

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	5,418	1,025,627,157.30	96.06%	7.434	355	81.36	633
Second Lien	898	42,059,893.80	3.94%	10.650	178	99.36	687

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	3,065	481,911,158.68	45.14%	7.549	350	82.77	609
Limited Documentation	144	29,393,009.65	2.75%	7.666	349	83.12	614
No Documentation	727	110,200,588.57	10.32%	7.389	344	81.94	702
Stated Income	2,380	446,182,294.20	41.79%	7.608	345	81.27	647

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	3,293	601,392,658.56	56.33%	7.413	352	79.07	614
Purchase	2,806	433,644,214.36	40.62%	7.760	342	86.27	664
Rate/Term Refinance	217	32,650,178.18	3.06%	7.620	346	81.53	621

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	420	67,083,138.10	6.28%	7.542	348	82.13	651
Multi-Unit	246	51,412,636.44	4.82%	7.527	348	80.52	655
PUD	1,002	187,681,092.89	17.58%	7.504	348	83.07	645
Single Family Residence	4,648	761,510,183.67	71.32%	7.578	347	81.92	629

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	263	43,292,946.47	4.05%	7.689	354	78.86	683
Investment (Owner Occupied)	1	246,113.55	0.02%	9.000	334	70.00	590
Primary	5,944	1,002,513,681.70	93.90%	7.551	347	82.15	632
Secondary Home	108	21,634,309.38	2.03%	7.706	356	84.79	669

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	51	5,324,410.56	0.50%	8.693	344	87.78	610
Arizona	200	31,248,994.29	2.93%	7.512	348	82.63	645
Arkansas	58	6,222,740.75	0.58%	8.071	339	87.69	637
California	792	198,213,394.93	18.56%	6.974	347	78.50	642
Colorado	94	15,698,087.66	1.47%	7.365	336	82.48	649
Connecticut	86	16,853,955.72	1.58%	7.463	351	84.40	638
Delaware	15	2,616,140.00	0.25%	8.182	354	87.68	625
District of Columbia	37	9,099,696.39	0.85%	7.848	347	76.55	627
Florida	1,470	238,701,127.55	22.36%	7.567	349	81.50	645
Georgia	155	19,939,687.54	1.87%	8.097	345	86.68	614
Idaho	15	1,899,583.89	0.18%	8.016	347	88.10	630
Illinois	165	27,523,002.39	2.58%	7.418	352	82.98	620
Indiana	47	4,895,362.81	0.46%	8.439	345	89.11	608
Iowa	16	1,635,558.29	0.15%	8.630	355	88.90	589
Kansas	28	3,064,092.92	0.29%	8.000	329	86.12	620
Kentucky	50	4,812,324.69	0.45%	8.222	344	87.87	637
Louisiana	135	15,823,263.40	1.48%	8.259	342	85.47	617
Maine	32	5,295,601.65	0.50%	7.647	353	84.01	644
Maryland	283	58,004,506.07	5.43%	7.506	351	81.06	630
Massachusetts	104	21,521,471.37	2.02%	7.453	350	80.02	625
Michigan	213	27,542,154.23	2.58%	8.165	355	87.50	619
Minnesota	47	9,264,459.67	0.87%	7.576	354	81.43	613
Mississippi	44	5,060,249.35	0.47%	8.569	347	86.66	608
Missouri	139	16,508,774.51	1.55%	8.373	352	86.03	619
Nebraska	1	157,353.99	0.01%	9.800	358	100.00	616
Nevada	82	14,596,944.25	1.37%	7.130	348	80.73	644
New Hampshire	36	6,708,168.95	0.63%	7.643	355	79.48	621
New Jersey	184	44,269,940.28	4.15%	7.408	352	79.08	621
New Mexico	8	1,112,376.74	0.10%	8.250	352	83.04	601
New York	197	41,984,108.39	3.93%	7.501	347	80.17	631
North Carolina	225	27,783,209.22	2.60%	8.013	342	85.82	640
North Dakota	1	133,859.54	0.01%	8.600	357	90.00	616
Ohio	214	24,869,163.35	2.33%	8.142	352	86.94	625
Oklahoma	23	2,705,735.74	0.25%	7.903	329	86.34	638
Oregon	29	5,103,641.79	0.48%	7.257	327	84.31	658
Pennsylvania	128	16,424,480.05	1.54%	7.916	351	83.56	616
Rhode Island	15	2,713,566.31	0.25%	7.599	333	79.36	635
South Carolina	138	17,733,068.36	1.66%	7.834	342	85.84	636
South Dakota	2	204,228.68	0.02%	8.745	259	91.00	619
Tennessee	86	9,225,624.34	0.86%	8.332	341	85.67	592
Texas	236	25,455,689.25	2.38%	8.281	333	86.26	619
Utah	29	4,251,083.51	0.40%	7.893	344	85.97	644
Vermont	12	1,243,242.03	0.12%	8.041	349	84.45	612
Virginia	251	52,587,184.11	4.93%	7.426	349	82.92	646
Continued on the next page

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington	78	13,469,640.96	1.26%	7.394	349	84.63	636
West Virginia	14	1,691,997.78	0.16%	8.532	350	84.26	599
Wisconsin	44	5,759,853.02	0.54%	8.290	356	83.30	595
Wyoming	7	734,249.83	0.07%	7.534	317	84.81	695

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	175,417.88	0.02%	7.000	356	80.00	681
3.000 - 3.499	2	376,872.97	0.04%	6.951	358	72.68	550
3.500 - 3.999	3	741,949.58	0.09%	6.438	358	68.93	599
4.000 - 4.499	87	18,346,899.50	2.13%	6.006	358	71.93	698
4.500 - 4.999	766	164,542,539.92	19.07%	6.560	358	77.97	692
5.000 - 5.499	802	175,993,089.92	20.40%	6.857	358	80.71	649
5.500 - 5.999	1,047	208,801,861.36	24.20%	7.443	358	84.15	630
6.000 - 6.499	975	177,626,367.57	20.59%	8.148	358	86.63	595
6.500 - 6.999	488	85,027,509.56	9.86%	8.872	358	85.28	572
7.000 - 7.499	191	29,427,977.11	3.41%	9.466	358	79.03	552
7.500 - 7.999	12	1,690,327.15	0.20%	8.143	358	70.24	572

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	304,000.00	0.04%	4.800	359	78.96	756
5.000 - 5.499	19	4,750,046.43	0.55%	5.302	359	71.92	685
5.500 - 5.999	240	59,631,754.53	6.91%	5.838	358	75.07	670
6.000 - 6.499	383	87,133,555.00	10.10%	6.289	358	78.02	659
6.500 - 6.999	911	199,044,004.33	23.07%	6.772	358	80.84	658
7.000 - 7.499	617	126,733,030.02	14.69%	7.250	358	82.18	641
7.500 - 7.999	776	151,770,279.35	17.59%	7.750	358	84.30	623
8.000 - 8.499	382	68,289,204.11	7.92%	8.257	358	85.36	607
8.500 - 8.999	531	88,173,166.00	10.22%	8.749	358	86.39	589
9.000 - 9.499	189	29,625,781.31	3.43%	9.250	358	87.39	582
9.500 - 9.999	194	28,188,818.85	3.27%	9.721	358	87.89	566
10.000 - 10.499	58	8,286,363.92	0.96%	10.261	358	88.11	558
10.500 - 10.999	46	7,084,849.80	0.82%	10.705	358	84.68	543
11.000 - 11.499	12	1,636,668.00	0.19%	11.209	358	86.17	554
11.500 - 11.999	13	1,758,028.87	0.20%	11.716	358	83.15	541
12.000 - 12.499	2	341,262.00	0.04%	12.197	358	87.30	539

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 - 10.999	1	80,883.12	0.01%	7.700	358	43.20	543
11.500 - 11.999	3	903,640.04	0.10%	5.125	359	75.48	638
12.000 - 12.499	24	5,838,835.42	0.68%	5.536	358	72.40	680
12.500 - 12.999	264	65,671,583.72	7.61%	5.935	358	75.55	666
13.000 - 13.499	392	88,508,423.28	10.26%	6.315	358	77.95	657
13.500 - 13.999	907	197,056,310.73	22.84%	6.792	358	80.71	657
14.000 - 14.499	603	124,020,070.33	14.37%	7.252	358	82.34	642
14.500 - 14.999	758	148,033,152.38	17.16%	7.757	358	84.65	624
15.000 - 15.499	380	68,107,039.11	7.89%	8.257	358	85.37	608
15.500 - 15.999	528	87,609,101.64	10.15%	8.748	358	86.40	589
16.000 - 16.499	189	29,625,781.31	3.43%	9.250	358	87.39	582
16.500 - 16.999	194	28,188,818.85	3.27%	9.721	358	87.89	566
17.000 - 17.499	58	8,286,363.92	0.96%	10.261	358	88.11	558
17.500 - 17.999	46	7,084,849.80	0.82%	10.705	358	84.68	543
18.000 - 18.499	12	1,636,668.00	0.19%	11.209	358	86.17	554
18.500 - 18.999	13	1,758,028.87	0.20%	11.716	358	83.15	541
19.000 - 19.499	2	341,262.00	0.04%	12.197	358	87.30	539

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	4,373	862,564,812.52	99.98%	7.480	358	82.42	631
3.375	1	186,000.00	0.02%	7.125	357	58.13	608

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	4,354	859,707,800.99	99.65%	7.479	358	82.47	631
1.500	6	1,251,330.38	0.15%	7.890	357	70.23	605
2.000	14	1,791,681.15	0.21%	7.613	358	62.70	593

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
12/01/06	1	117,374.35	0.01%	7.650	351	80.00	609
03/01/07	1	134,622.36	0.02%	9.850	354	90.00	727
04/01/07	4	669,161.73	0.08%	8.655	355	80.24	565
05/01/07	80	13,858,808.91	1.61%	8.188	356	79.82	613
06/01/07	345	71,612,662.64	8.30%	7.597	357	82.21	627
07/01/07	2,103	432,636,940.32	50.15%	7.514	358	82.48	631
08/01/07	1,652	303,130,353.62	35.14%	7.441	359	83.00	631
05/01/08	1	105,168.07	0.01%	9.275	356	80.00	677
06/01/08	10	2,560,482.66	0.30%	7.256	357	82.88	628
07/01/08	76	15,714,757.55	1.82%	7.001	358	77.32	629
08/01/08	42	9,079,010.96	1.05%	6.964	359	78.08	640
06/01/10	4	766,895.07	0.09%	7.875	357	86.43	634
07/01/10	29	6,539,648.93	0.76%	6.725	358	80.96	663
08/01/10	26	5,824,925.35	0.68%	6.574	359	76.69	680

Total	4,374	862,750,812.52	100.00%	7.480	358	82.41	631

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	8	838,481.05	0.08%	7.839	330	75.42	573
A+	15	2,127,639.65	0.20%	8.426	333	82.91	605
A-	4	433,595.06	0.04%	7.928	326	80.70	578
AAA	1	53,539.77	0.01%	7.990	318	95.00	691
Alt A	2,130	340,403,439.40	31.88%	7.167	340	83.15	689
B	1	62,692.02	0.01%	7.350	333	85.00	556
Fico Enhanced	4	399,434.25	0.04%	8.864	332	96.85	595
M1	3,081	536,129,426.77	50.21%	7.599	350	83.13	620
M2	756	134,439,586.40	12.59%	8.050	354	79.72	583
M3	200	33,969,662.36	3.18%	8.392	356	71.53	561
M4	114	18,219,347.27	1.71%	8.461	358	67.65	563
NSFICO	2	610,207.10	0.06%	7.762	333	73.94	619

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

IO Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	5,415	831,234,644.01	77.85%	7.748	345	82.17	624
60	861	226,585,782.09	21.22%	6.912	358	81.88	672
120	40	9,866,625.00	0.92%	6.618	358	77.75	672

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	3,630	742,694,596.25	69.56%	7.300	355	83.61	641
NO MI	2,685	324,908,427.91	30.43%	8.155	330	78.55	619
PMI	1	84,026.94	0.01%	7.900	304	80.00	620

Total	6,316	1,067,687,051.10	100.00%	7.560	348	82.07	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-3

Group I Initial Mortgage Loans

			Minimum	Maximum
Scheduled Principal Balance	$605,127,998		$13,685	$459,229
Average Scheduled Principal Balance	$163,858
Number of Mortgage Loans	3,693

Weighted Average Gross Coupon	7.572%		4.800%	13.000%
Weighted Average FICO Score	619		500	815
Weighted Average Combined Original LTV	80.72%		20.53%	100.00%

Weighted Average Original Term	354 months		120 months	360 months
Weighted Average Stated Remaining Term	352 months		118 months	359 months
Weighted Average Seasoning	2 months		1 month	39 months

Weighted Average Gross Margin	5.771%		2.000%	7.990%
Weighted Average Minimum Interest Rate	7.597%		4.800%	12.300%
Weighted Average Maximum Interest Rate	14.578%		10.700%	19.300%
Weighted Average Initial Rate Cap	3.000%		3.000%	3.375%
Weighted Average Subsequent Rate Cap	1.004%		1.000%	2.000%
Weighted Average Months to Roll	23 months		15 months	59 months

Maturity Date			Jul 1 2015	Aug 1 2035
Maximum Zip Code Concentration	0.50%	22193

ARM	81.15%	First Lien		98.67%
Fixed Rate Loan	18.85%	Second Lien		1.33%

2/28 6 MO LIBOR IO	12.85%	Full Documentation		54.14%
2/28 6 Mo LIBOR ARM	64.18%	Limited Documentation		2.40%
2/28 6 Month LIBOR ARM 40/30 Balloon	0.12%	No Documentation		6.73%
3/27 6 MO LIBOR IO	0.63%	Stated Income		36.73%
3/27 6 Mo LIBOR ARM	2.24%
5/25 6 MO LIBOR	0.75%	Cash Out Refinance		76.35%
5/25 6 MO LIBOR IO	0.39%	Purchase		18.84%
Fixed Rate	17.05%	Rate/Term Refinance		4.81%
Fixed Rate Balloon 30/15	1.26%
Fixed Rate Balloon 40/30	0.07%	Condo		5.82%
Fixed Rate IO	0.47%	Multi-Unit		5.78%
		PUD		14.93%
Interest Only	14.34%	Single Family Residence		73.47%
Not Interest Only	85.66%
		Investment (Non- Owner Occupied)		5.94%
Prepay Penalty: N/A	36.20%	Investment (Owner Occupied)		0.04%
Prepay Penalty: 12 months	0.54%	Primary		91.36%
Prepay Penalty: 24 months	36.96%	Secondary Home		2.66%
Prepay Penalty: 36 months	26.30%
		Top 5 States:
		Florida		21.08%
		California		13.28%
		Maryland		6.34%
		New Jersey		5.18%
		New York		4.39%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	247	7,618,668.96	1.26%	10.518	200	96.93	668
50,000.01 - 100,000.00	501	40,358,574.61	6.67%	8.028	340	80.62	625
100,000.01 - 150,000.00	967	123,364,389.26	20.39%	7.801	352	81.38	612
150,000.01 - 200,000.00	942	163,506,163.68	27.02%	7.535	356	80.45	616
200,000.01 - 250,000.00	509	113,465,883.09	18.75%	7.354	355	78.78	619
250,000.01 - 300,000.00	305	83,374,695.47	13.78%	7.489	356	79.83	615
300,000.01 - 350,000.00	193	62,251,411.84	10.29%	7.203	356	82.58	628
350,000.01 - 400,000.00	18	6,503,516.26	1.07%	6.579	358	81.22	651
400,000.01 - 450,000.00	10	4,225,466.25	0.70%	7.115	358	87.53	655
450,000.01 - 500,000.00	1	459,228.67	0.08%	6.900	358	55.42	630

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	304,000.00	0.05%	4.800	359	78.96	756
5.000 - 5.499	14	2,807,331.15	0.46%	5.291	357	65.75	652
5.500 - 5.999	174	35,652,418.40	5.89%	5.843	350	72.19	656
6.000 - 6.499	315	57,817,740.71	9.55%	6.290	354	74.05	645
6.500 - 6.999	694	129,361,707.98	21.38%	6.781	353	78.21	637
7.000 - 7.499	495	88,215,581.33	14.58%	7.261	354	80.36	626
7.500 - 7.999	658	114,373,131.16	18.90%	7.755	354	82.74	615
8.000 - 8.499	306	49,205,005.50	8.13%	8.255	357	84.54	603
8.500 - 8.999	437	67,909,063.70	11.22%	8.751	355	84.75	585
9.000 - 9.499	139	20,320,152.33	3.36%	9.253	356	84.98	578
9.500 - 9.999	185	21,733,515.20	3.59%	9.722	346	87.01	571
10.000 - 10.499	65	5,480,800.84	0.91%	10.269	326	89.64	577
10.500 - 10.999	91	6,990,692.00	1.16%	10.742	304	88.04	579
11.000 - 11.499	54	2,075,598.55	0.34%	11.201	232	94.81	635
11.500 - 11.999	45	2,121,908.28	0.35%	11.731	268	94.50	591
12.000 - 12.499	15	596,600.71	0.10%	12.171	228	98.61	626
12.500 - 12.999	4	129,165.69	0.02%	12.841	178	100.00	689
13.000 - 13.499	1	33,584.56	0.01%	13.000	178	100.00	729

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	110	18,488,185.57	3.06%	8.710	356	70.74	516
525 - 549	371	61,093,310.34	10.10%	8.592	358	77.67	538
550 - 574	435	74,375,808.02	12.29%	7.965	357	78.01	562
575 - 599	480	82,685,316.68	13.66%	7.745	355	79.13	587
600 - 624	593	99,934,933.60	16.51%	7.327	352	81.30	612
625 - 649	558	91,426,114.79	15.11%	7.314	350	83.02	636
650 - 674	450	71,860,780.01	11.88%	7.127	346	83.53	662
675 - 699	324	50,840,550.19	8.40%	7.148	349	83.56	686
700+	372	54,422,998.89	8.99%	7.102	347	82.35	733

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	119	18,378,339.16	3.04%	6.809	347	42.01	605
50.00 - 54.99	63	9,860,510.49	1.63%	7.177	345	52.62	599
55.00 - 59.99	96	16,390,896.16	2.71%	7.003	354	57.37	601
60.00 - 64.99	136	25,430,743.69	4.20%	7.151	351	62.54	590
65.00 - 69.99	177	31,818,438.39	5.26%	7.090	353	67.05	604
70.00 - 74.99	243	44,380,011.35	7.33%	7.285	355	71.69	594
75.00 - 79.99	283	51,248,635.70	8.47%	7.333	353	76.77	611
80.00	586	98,857,840.98	16.34%	7.277	354	80.00	637
80.01 - 84.99	147	26,394,178.00	4.36%	7.398	353	83.06	621
85.00 - 89.99	413	76,407,631.54	12.63%	7.513	355	86.26	621
90.00 - 94.99	769	131,736,377.07	21.77%	7.928	356	90.28	617
95.00 - 99.99	300	47,817,138.11	7.90%	8.228	353	95.13	629
100.00	361	26,407,257.45	4.36%	9.007	308	100.00	663

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	5	464,390.31	0.08%	6.758	118	77.11	673
180	333	19,016,898.15	3.14%	8.635	178	84.88	654
240	12	1,754,443.73	0.29%	7.327	238	73.77	632
300	2	227,078.02	0.04%	8.788	298	80.34	536
360	3,341	583,665,187.88	96.45%	7.538	358	80.61	618

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61 - 120	5	464,390.31	0.08%	6.758	118	77.11	673
121 - 180	333	19,016,898.15	3.14%	8.635	178	84.88	654
181 - 240	12	1,754,443.73	0.29%	7.327	238	73.77	632
241 - 300	2	227,078.02	0.04%	8.788	298	80.34	536
301 - 360	3,341	583,665,187.88	96.45%	7.538	358	80.61	618

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,761	491,073,215.05	81.15%	7.597	358	81.35	614
Fixed Rate Loan	932	114,054,783.04	18.85%	7.461	325	77.98	640

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	361	77,751,506.93	12.85%	6.979	358	81.28	660
2/28 6 Mo LIBOR ARM	2,262	388,352,702.56	64.18%	7.754	358	81.57	604
2/28 6 Month LIBOR ARM 40/30 Balloon	6	702,564.02	0.12%	6.853	359	85.17	617
3/27 6 MO LIBOR IO	18	3,815,625.85	0.63%	6.831	358	78.57	660
3/27 6 Mo LIBOR ARM	76	13,579,451.24	2.24%	7.231	358	77.74	604
5/25 6 MO LIBOR	26	4,514,014.45	0.75%	6.814	358	77.37	660
5/25 6 MO LIBOR IO	12	2,357,350.00	0.39%	7.166	358	80.74	671
Fixed Rate	686	103,177,231.61	17.05%	7.252	335	76.56	637
Fixed Rate Balloon 30/15	232	7,594,474.30	1.26%	10.650	178	98.82	670
Fixed Rate Balloon 40/30	2	409,077.13	0.07%	6.638	359	61.04	603
Fixed Rate IO	12	2,874,000.00	0.47%	6.662	358	76.09	665

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	403	86,798,482.78	14.34%	6.967	358	80.97	661
Not Interest Only	3,290	518,329,515.31	85.66%	7.673	351	80.68	612

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	1,355	219,079,577.43	36.20%	7.761	349	81.42	622
Prepay Penalty: 12 months	15	3,276,235.78	0.54%	7.129	358	72.62	643
Prepay Penalty: 24 months	1,320	223,628,976.08	36.96%	7.582	356	81.01	611
Prepay Penalty: 36 months	1,003	159,143,208.80	26.30%	7.306	349	79.51	624

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,442	597,109,597.94	98.67%	7.529	354	80.47	618
Second Lien	251	8,018,400.15	1.33%	10.775	178	99.34	672

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	2,085	327,599,142.85	54.14%	7.547	352	81.97	603
Limited Documentation	84	14,501,140.07	2.40%	7.570	350	80.88	612
No Documentation	251	40,739,993.67	6.73%	7.159	354	78.84	688
Stated Income	1,273	222,287,721.50	36.73%	7.683	351	79.21	630

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,584	461,995,337.81	76.35%	7.460	353	79.19	612
Purchase	916	114,023,693.45	18.84%	7.998	349	86.71	648
Rate/Term Refinance	193	29,108,966.83	4.81%	7.677	349	81.55	618

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	234	35,201,925.32	5.82%	7.514	354	80.43	630
Multi-Unit	163	34,992,737.24	5.78%	7.420	354	78.81	646
PUD	497	90,366,380.72	14.93%	7.527	353	81.32	626
Single Family Residence	2,799	444,566,954.81	73.47%	7.597	351	80.77	614

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	222	35,949,887.48	5.94%	7.736	353	79.22	681
Investment (Owner Occupied)	1	246,113.55	0.04%	9.000	334	70.00	590
Primary	3,382	552,829,993.84	91.36%	7.557	352	80.73	613
Secondary Home	88	16,102,003.22	2.66%	7.678	357	83.90	667

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	31	3,593,422.51	0.59%	8.744	357	87.87	604
Arizona	112	18,501,677.54	3.06%	7.390	356	82.17	623
Arkansas	37	4,018,178.78	0.66%	8.230	346	88.81	623
California	350	80,368,654.80	13.28%	6.852	355	72.51	617
Colorado	58	9,511,102.05	1.57%	7.318	342	82.63	640
Connecticut	52	9,403,349.82	1.55%	7.281	351	82.81	629
Delaware	11	1,912,910.99	0.32%	8.096	352	87.49	609
District of Columbia	29	6,410,604.17	1.06%	7.802	348	73.70	613
Florida	773	127,555,357.32	21.08%	7.502	354	80.14	630
Georgia	117	15,365,590.79	2.54%	8.019	347	86.24	609
Idaho	12	1,521,245.68	0.25%	8.189	352	89.67	632
Illinois	127	22,133,736.46	3.66%	7.345	354	82.52	610
Indiana	39	4,098,334.92	0.68%	8.367	346	88.33	604
Iowa	9	1,174,930.88	0.19%	8.583	358	90.38	586
Kansas	20	2,249,291.58	0.37%	7.954	330	84.89	615
Kentucky	26	2,804,436.61	0.46%	8.298	350	90.20	623
Louisiana	74	9,944,006.07	1.64%	8.143	347	85.87	619
Maine	22	3,390,612.78	0.56%	7.664	354	82.33	619
Maryland	195	38,350,828.03	6.34%	7.554	355	79.98	614
Massachusetts	72	13,666,518.11	2.26%	7.517	352	79.36	604
Michigan	143	19,071,997.55	3.15%	8.158	355	87.76	608
Minnesota	32	5,600,604.07	0.93%	7.791	358	80.11	603
Mississippi	26	2,866,418.84	0.47%	8.494	342	87.65	604
Missouri	96	10,935,972.63	1.81%	8.300	351	86.12	622
Nevada	46	8,663,464.39	1.43%	6.953	355	79.74	633
New Hampshire	27	5,331,211.27	0.88%	7.742	358	81.27	612
New Jersey	139	31,361,968.30	5.18%	7.468	353	78.25	610
New Mexico	5	651,132.82	0.11%	7.654	359	83.98	632
New York	134	26,560,421.69	4.39%	7.510	351	77.98	620
North Carolina	136	16,053,711.65	2.65%	8.158	344	86.85	624
North Dakota	1	133,859.54	0.02%	8.600	357	90.00	616
Ohio	122	13,547,323.64	2.24%	8.089	352	86.22	618
Oklahoma	15	1,855,454.34	0.31%	7.903	328	84.77	646
Oregon	18	2,460,591.91	0.41%	7.931	354	83.32	627
Pennsylvania	79	10,667,974.14	1.76%	7.652	353	81.91	610
Rhode Island	11	2,160,862.35	0.36%	7.230	333	76.13	629
South Carolina	85	10,976,725.23	1.81%	7.840	346	85.04	621
South Dakota	1	112,333.83	0.02%	8.700	178	100.00	644
Tennessee	51	6,246,033.02	1.03%	8.303	342	86.64	587
Texas	97	11,112,712.67	1.84%	8.360	332	84.87	600
Utah	16	2,449,005.75	0.40%	8.129	354	88.43	611
Vermont	11	1,119,278.34	0.18%	8.239	348	83.83	610
Virginia	137	24,243,665.34	4.01%	7.514	352	79.36	622

Continued on the next page

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington	49	8,223,814.13	1.36%	7.336	354	84.06	624
West Virginia	11	1,373,939.15	0.23%	8.140	351	82.78	607
Wisconsin	32	4,638,481.78	0.77%	8.291	358	83.43	591
Wyoming	7	734,249.83	0.12%	7.534	317	84.81	695

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	175,417.88	0.04%	7.000	356	80.00	681
3.000 - 3.499	2	376,872.97	0.08%	6.951	358	72.68	550
3.500 - 3.999	1	271,746.85	0.06%	6.350	359	74.73	606
4.000 - 4.499	56	10,834,070.55	2.21%	6.043	358	70.20	688
4.500 - 4.999	326	59,189,137.14	12.05%	6.541	358	75.43	670
5.000 - 5.499	500	96,811,696.80	19.71%	6.854	358	79.13	636
5.500 - 5.999	707	125,399,645.72	25.54%	7.485	358	82.99	621
6.000 - 6.499	686	118,021,428.68	24.03%	8.103	358	85.58	590
6.500 - 6.999	348	59,065,868.04	12.03%	8.838	358	83.16	566
7.000 - 7.499	122	19,237,003.27	3.92%	9.267	358	76.20	545
7.500 - 7.999	12	1,690,327.15	0.34%	8.143	358	70.24	572

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	304,000.00	0.06%	4.800	359	78.96	756
5.000 - 5.499	11	2,249,387.79	0.46%	5.286	359	64.64	662
5.500 - 5.999	142	30,182,470.80	6.15%	5.831	358	72.54	654
6.000 - 6.499	223	42,592,188.80	8.67%	6.286	358	76.11	640
6.500 - 6.999	494	95,482,996.04	19.44%	6.783	358	79.62	636
7.000 - 7.499	387	71,191,058.30	14.50%	7.256	358	80.82	623
7.500 - 7.999	534	97,219,536.20	19.80%	7.758	358	83.11	612
8.000 - 8.499	259	43,017,254.11	8.76%	8.253	358	84.14	598
8.500 - 8.999	384	61,078,567.05	12.44%	8.753	358	85.20	583
9.000 - 9.499	124	18,776,128.43	3.82%	9.260	358	85.34	576
9.500 - 9.999	128	18,609,923.87	3.79%	9.712	358	86.25	561
10.000 - 10.499	30	4,023,460.24	0.82%	10.293	358	86.99	549
10.500 - 10.999	30	4,623,269.63	0.94%	10.697	358	82.51	538
11.000 - 11.499	5	626,616.88	0.13%	11.263	358	83.88	539
11.500 - 11.999	8	930,196.36	0.19%	11.774	358	89.62	540
12.000 - 12.499	1	166,160.55	0.03%	12.300	358	95.00	550

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 - 10.999	1	80,883.12	0.02%	7.700	358	43.20	543
11.500 - 11.999	2	483,640.04	0.10%	5.242	359	71.55	667
12.000 - 12.499	16	3,390,176.78	0.69%	5.559	359	68.04	648
12.500 - 12.999	158	32,733,981.08	6.67%	5.926	358	73.30	651
13.000 - 13.499	232	43,854,807.08	8.93%	6.328	358	75.96	639
13.500 - 13.999	492	94,896,692.81	19.32%	6.807	358	79.30	635
14.000 - 14.499	376	69,325,277.15	14.12%	7.260	358	81.06	624
14.500 - 14.999	520	95,202,409.23	19.39%	7.766	358	83.55	613
15.000 - 15.499	257	42,835,089.11	8.72%	8.253	358	84.16	599
15.500 - 15.999	381	60,514,502.69	12.32%	8.751	358	85.21	583
16.000 - 16.499	124	18,776,128.43	3.82%	9.260	358	85.34	576
16.500 - 16.999	128	18,609,923.87	3.79%	9.712	358	86.25	561
17.000 - 17.499	30	4,023,460.24	0.82%	10.293	358	86.99	549
17.500 - 17.999	30	4,623,269.63	0.94%	10.697	358	82.51	538
18.000 - 18.499	5	626,616.88	0.13%	11.263	358	83.88	539
18.500 - 18.999	8	930,196.36	0.19%	11.774	358	89.62	540
19.000 - 19.499	1	166,160.55	0.03%	12.300	358	95.00	550

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	2,760	490,887,215.05	99.96%	7.597	358	81.36	614
3.375	1	186,000.00	0.04%	7.125	357	58.13	608

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	2,742	488,449,401.08	99.47%	7.597	358	81.42	614
1.500	5	832,132.82	0.17%	7.688	357	81.15	609
2.000	14	1,791,681.15	0.36%	7.613	358	62.70	593

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
12/01/06	1	117,374.35	0.02%	7.650	351	80.00	609
03/01/07	1	134,622.36	0.03%	9.850	354	90.00	727
04/01/07	4	669,161.73	0.14%	8.655	355	80.24	565
05/01/07	68	11,327,252.20	2.31%	7.936	356	79.63	617
06/01/07	206	40,252,518.17	8.20%	7.692	357	81.80	612
07/01/07	1,254	234,048,256.06	47.66%	7.632	358	81.23	612
08/01/07	1,094	180,136,250.90	36.68%	7.573	359	81.99	615
05/01/08	1	105,168.07	0.02%	9.275	356	80.00	677
06/01/08	10	2,560,482.66	0.52%	7.256	357	82.88	628
07/01/08	52	9,200,076.32	1.87%	7.172	358	76.94	607
08/01/08	32	5,650,687.78	1.15%	7.024	359	76.33	624
06/01/10	4	766,895.07	0.16%	7.875	357	86.43	634
07/01/10	18	3,269,998.49	0.67%	6.924	358	81.21	660
08/01/10	16	2,834,470.89	0.58%	6.693	359	73.28	676

Total	2,761	491,073,215.05	100.00%	7.597	358	81.35	614

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	2	331,338.21	0.05%	8.989	329	69.55	559
A+	7	1,047,060.16	0.17%	8.650	334	79.49	599
Alt A	848	128,974,497.02	21.31%	6.991	348	81.29	678
Fico Enhanced	1	51,104.81	0.01%	9.400	333	100.00	615
M1	2,022	332,449,435.23	54.94%	7.550	352	82.24	615
M2	566	98,713,943.51	16.31%	8.039	355	79.59	581
M3	156	27,779,452.74	4.59%	8.390	357	71.56	562
M4	91	15,781,166.41	2.61%	8.300	358	67.48	565

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

IO Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	3,290	518,329,515.31	85.66%	7.673	351	80.68	612
60	379	81,567,132.78	13.48%	6.972	358	81.15	660
120	24	5,231,350.00	0.86%	6.889	358	78.19	668

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	2,269	417,390,189.64	68.98%	7.392	355	83.46	627
NO MI	1,424	187,737,808.45	31.02%	7.972	346	74.62	600

Total	3,693	605,127,998.09	100.00%	7.572	352	80.72	619

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-3

Group II Initial Mortgage Loans

			Minimum	Maximum
Scheduled Principal Balance	$462,559,053		$12,591	$799,263
Average Scheduled Principal Balance	$176,347
Number of Mortgage Loans	2,623

Weighted Average Gross Coupon	7.546%		4.990%	13.000%
Weighted Average FICO Score	656		504	821
Weighted Average Combined Original LTV	83.84%		13.89%	100.00%

Weighted Average Original Term	344 months		120 months	360 months
Weighted Average Stated Remaining Term	342 months		118 months	359 months
Weighted Average Seasoning	2 months		1 month	56 months

Weighted Average Gross Margin	5.493%		3.650%	7.250%
Weighted Average Minimum Interest Rate	7.325%		5.000%	12.100%
Weighted Average Maximum Interest Rate	14.308%		11.990%	19.100%
Weighted Average Initial Rate Cap	3.000%		3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.001%		1.000%	1.500%
Weighted Average Months to Roll	23 months		20 months	59 months

Maturity Date			Jul 1 2015	Aug 1 2035
Maximum Zip Code Concentration	0.55%	33027

ARM	80.35%	First Lien		92.64%
Fixed Rate Loan	19.65%	Second Lien		7.36%

2/28 6 MO LIBOR IO	30.30%	Full Documentation		33.36%
2/28 6 Mo LIBOR ARM	46.20%	Limited Documentation		3.22%
2/28 6 Month LIBOR ARM 40/30 Balloon	0.35%	No Documentation		15.02%
3/27 6 MO LIBOR IO	1.05%	Stated Income		48.40%
3/27 6 Mo LIBOR ARM	1.09%
3/27 6 Month LIBOR ARM 40/30 Balloon	0.01%	Cash Out Refinance		30.14%
5/25 6 MO LIBOR	0.61%	Purchase		69.10%
5/25 6 MO LIBOR IO	0.65%	Rate/Term Refinance		0.77%
5/25 6 Month LIBOR ARM 40/30 Balloon	0.10%
Fixed Rate	12.41%	Condo		6.89%
Fixed Rate Balloon 30/15	6.74%	Multi-Unit		3.55%
Fixed Rate Balloon 40/30	0.15%	PUD		21.04%
Fixed Rate IO	0.35%	Single Family Residence		68.52%

Interest Only	32.35%	Investment (Non-Owner Occupied)		1.59%
Not Interest Only	67.65%	Primary		97.22%
		Secondary Home		1.20%
Prepay Penalty: N/A	35.30%
Prepay Penalty: 12 months	1.61%	Top 5 States:
Prepay Penalty: 24 months	40.61%	California		25.48%
Prepay Penalty: 36 months	21.67%	Florida		24.03%
Prepay Penalty: 60 months	0.81%	Virginia		6.13%
		Maryland		4.25%
		New York		3.33%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	416	14,567,087.73	3.15%	10.597	201	93.25	680
50,000.01 - 100,000.00	598	44,750,084.76	9.67%	8.939	280	86.17	645
100,000.01 - 150,000.00	433	53,539,943.79	11.57%	7.893	339	83.07	642
150,000.01 - 200,000.00	337	58,334,213.17	12.61%	7.530	356	83.69	657
200,000.01 - 250,000.00	200	44,814,821.39	9.69%	7.305	355	82.95	657
250,000.01 - 300,000.00	144	39,749,286.69	8.59%	7.261	356	83.72	664
300,000.01 - 350,000.00	111	36,003,599.74	7.78%	7.049	358	83.88	668
350,000.01 - 400,000.00	151	56,530,092.29	12.22%	6.900	358	83.40	658
400,000.01 - 450,000.00	92	39,179,766.15	8.47%	7.106	358	83.10	650
450,000.01 - 500,000.00	73	34,642,758.11	7.49%	6.991	356	81.47	659
500,000.01 - 550,000.00	26	13,689,316.32	2.96%	7.283	351	84.83	640
550,000.01 - 600,000.00	14	8,008,007.82	1.73%	7.033	346	80.71	682
600,000.01 - 650,000.00	12	7,572,004.88	1.64%	7.673	359	86.44	651
650,000.01 - 700,000.00	11	7,417,074.88	1.60%	7.289	358	81.49	646
700,000.01 - 750,000.00	4	2,961,732.67	0.64%	6.898	359	84.01	620
750,000.01 - 800,000.00	1	799,262.62	0.17%	6.400	359	80.00	703

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	420,000.00	0.09%	4.990	359	80.00	605
5.000 - 5.499	8	2,535,146.40	0.55%	5.376	358	73.37	722
5.500 - 5.999	121	34,519,690.56	7.46%	5.850	354	75.73	684
6.000 - 6.499	202	53,503,420.32	11.57%	6.288	352	77.87	677
6.500 - 6.999	499	118,321,364.35	25.58%	6.762	357	81.00	675
7.000 - 7.499	287	65,231,540.12	14.10%	7.243	353	82.78	658
7.500 - 7.999	314	63,825,980.18	13.80%	7.731	356	85.56	641
8.000 - 8.499	159	28,150,033.41	6.09%	8.262	353	87.08	625
8.500 - 8.999	217	33,980,168.21	7.35%	8.754	339	89.37	612
9.000 - 9.499	95	12,929,440.29	2.80%	9.224	342	90.42	603
9.500 - 9.999	203	17,802,222.29	3.85%	9.801	287	93.91	621
10.000 - 10.499	103	8,014,746.37	1.73%	10.192	277	93.54	619
10.500 - 10.999	132	8,197,115.52	1.77%	10.778	235	96.02	643
11.000 - 11.499	107	6,342,527.25	1.37%	11.150	207	97.30	669
11.500 - 11.999	88	4,901,478.37	1.06%	11.706	209	95.51	657
12.000 - 12.499	39	1,988,244.41	0.43%	12.120	194	98.09	664
12.500 - 12.999	41	1,624,511.18	0.35%	12.788	178	100.00	739
13.000 - 13.499	7	271,423.78	0.06%	13.000	178	100.00	735

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	41	5,745,268.96	1.24%	9.041	358	74.92	520
525 - 549	133	19,815,694.52	4.28%	8.884	356	80.74	538
550 - 574	151	27,460,677.41	5.94%	8.066	355	80.23	562
575 - 599	188	35,286,017.72	7.63%	8.002	352	84.61	588
600 - 624	284	51,933,871.41	11.23%	7.686	346	83.41	613
625 - 649	350	68,708,919.44	14.85%	7.375	344	84.38	638
650 - 674	413	76,635,402.45	16.57%	7.426	339	84.56	662
675 - 699	367	62,879,532.00	13.59%	7.289	337	84.31	686
700+	696	114,093,669.10	24.67%	7.233	334	84.59	735

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	63	5,928,698.15	1.28%	7.216	332	38.84	629
50.00 - 54.99	20	3,637,729.51	0.79%	6.386	344	52.47	634
55.00 - 59.99	28	4,766,325.32	1.03%	6.602	346	57.74	623
60.00 - 64.99	55	8,863,052.24	1.92%	6.881	351	61.97	621
65.00 - 69.99	70	13,604,729.23	2.94%	6.928	348	67.22	623
70.00 - 74.99	66	12,985,246.04	2.81%	7.040	339	71.40	603
75.00 - 79.99	115	25,789,154.82	5.58%	7.104	349	77.11	631
80.00	730	167,688,053.96	36.25%	6.845	358	80.00	683
80.01 - 84.99	42	9,783,067.72	2.11%	7.259	350	83.44	626
85.00 - 89.99	143	35,763,843.68	7.73%	7.576	355	86.31	622
90.00 - 94.99	376	81,557,267.36	17.63%	7.771	355	90.21	634
95.00 - 99.99	241	39,073,733.50	8.45%	8.375	344	95.16	651
100.00	674	53,118,151.48	11.48%	9.642	256	100.00	680

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	4	281,650.34	0.06%	7.314	119	81.72	613
180	697	40,302,586.97	8.71%	10.041	178	94.70	686
240	7	450,350.62	0.10%	8.309	239	74.33	596
300	3	254,835.32	0.06%	7.168	298	45.52	582
360	1,912	421,269,629.76	91.07%	7.307	358	82.84	653

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61 - 120	4	281,650.34	0.06%	7.314	119	81.72	613
121 - 180	697	40,302,586.97	8.71%	10.041	178	94.70	686
181 - 240	7	450,350.62	0.10%	8.309	239	74.33	596
241 - 300	3	254,835.32	0.06%	7.168	298	45.52	582
301 - 360	1,912	421,269,629.76	91.07%	7.307	358	82.84	653

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,613	371,677,597.47	80.35%	7.325	358	83.81	654
Fixed Rate Loan	1,010	90,881,455.54	19.65%	8.450	276	83.98	662

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	469	140,148,782.27	30.30%	6.890	358	82.37	678
2/28 6 Mo LIBOR ARM	1,085	213,692,367.57	46.20%	7.660	358	85.06	637
2/28 6 Month LIBOR ARM 40/30 Balloon	4	1,633,338.32	0.35%	7.088	359	85.45	702
3/27 6 MO LIBOR IO	13	4,869,867.04	1.05%	6.527	358	79.88	683
3/27 6 Mo LIBOR ARM	20	5,022,770.81	1.09%	7.046	358	77.99	643
3/27 6 Month LIBOR ARM 40/30 Balloon	1	50,366.56	0.01%	7.500	358	80.00	656
5/25 6 MO LIBOR	11	2,799,446.44	0.61%	6.788	358	81.71	667
5/25 6 MO LIBOR IO	9	3,004,825.00	0.65%	6.122	358	79.10	671
5/25 6 Month LIBOR ARM 40/30 Balloon	1	455,833.46	0.10%	7.150	359	80.00	742
Fixed Rate	413	57,383,507.47	12.41%	7.357	325	75.82	645
Fixed Rate Balloon 30/15	588	31,159,762.88	6.74%	10.589	178	99.33	690
Fixed Rate Balloon 40/30	2	707,735.19	0.15%	7.066	359	92.62	661
Fixed Rate IO	7	1,630,450.00	0.35%	6.661	358	73.85	689

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	498	149,653,924.31	32.35%	6.860	358	82.13	678
Not Interest Only	2,125	312,905,128.70	67.65%	7.874	334	84.66	645

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	953	163,260,650.78	35.30%	7.798	335	85.22	669
Prepay Penalty: 12 months	21	7,439,010.13	1.61%	7.176	349	83.23	643
Prepay Penalty: 24 months	1,025	187,861,908.70	40.61%	7.468	347	84.29	652
Prepay Penalty: 36 months	595	100,253,211.90	21.67%	7.299	344	80.85	642
Prepay Penalty: 60 months	29	3,744,271.50	0.81%	7.814	332	82.39	626

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,976	428,517,559.36	92.64%	7.302	355	82.61	653
Second Lien	647	34,041,493.65	7.36%	10.620	178	99.36	690

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	980	154,312,015.83	33.36%	7.552	346	84.48	622
Limited Documentation	60	14,891,869.58	3.22%	7.760	349	85.31	616
No Documentation	476	69,460,594.90	15.02%	7.523	339	83.76	710
Stated Income	1,107	223,894,572.70	48.40%	7.535	340	83.33	664

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	709	139,397,320.75	30.14%	7.260	350	78.70	624
Purchase	1,890	319,620,520.91	69.10%	7.675	339	86.11	670
Rate/Term Refinance	24	3,541,211.35	0.77%	7.147	320	81.32	645

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	186	31,881,212.78	6.89%	7.574	341	84.00	674
Multi-Unit	83	16,419,899.20	3.55%	7.754	338	84.15	675
PUD	505	97,314,712.17	21.04%	7.483	343	84.70	663
Single Family Residence	1,849	316,943,228.86	68.52%	7.552	342	83.54	650

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	41	7,343,058.99	1.59%	7.457	355	77.07	694
Primary	2,562	449,683,687.86	97.22%	7.544	342	83.91	655
Secondary Home	20	5,532,306.16	1.20%	7.786	355	87.39	674

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	20	1,730,988.05	0.37%	8.585	317	87.58	622
Arizona	88	12,747,316.75	2.76%	7.689	337	83.30	677
Arkansas	21	2,204,561.97	0.48%	7.783	327	85.64	663
California	442	117,844,740.13	25.48%	7.058	341	82.59	659
Colorado	36	6,186,985.61	1.34%	7.437	328	82.25	663
Connecticut	34	7,450,605.90	1.61%	7.693	350	86.41	650
Delaware	4	703,229.01	0.15%	8.415	358	88.18	668
District of Columbia	8	2,689,092.22	0.58%	7.956	344	83.35	660
Florida	697	111,145,770.23	24.03%	7.643	343	83.06	662
Georgia	38	4,574,096.75	0.99%	8.361	337	88.15	629
Idaho	3	378,338.21	0.08%	7.324	328	81.78	620
Illinois	38	5,389,265.93	1.17%	7.717	342	84.86	658
Indiana	8	797,027.89	0.17%	8.810	338	93.09	630
Iowa	7	460,627.41	0.10%	8.750	348	85.12	597
Kansas	8	814,801.34	0.18%	8.128	328	89.51	634
Kentucky	24	2,007,888.08	0.43%	8.117	335	84.61	656
Louisiana	61	5,879,257.33	1.27%	8.456	333	84.80	615
Maine	10	1,904,988.87	0.41%	7.618	349	86.99	689
Maryland	88	19,653,678.04	4.25%	7.412	343	83.16	660
Massachusetts	32	7,854,953.26	1.70%	7.342	347	81.16	661
Michigan	70	8,470,156.68	1.83%	8.181	353	86.92	644
Minnesota	15	3,663,855.60	0.79%	7.248	349	83.45	627
Mississippi	18	2,193,830.51	0.47%	8.668	354	85.38	614
Missouri	43	5,572,801.88	1.20%	8.518	355	85.85	615
Nebraska	1	157,353.99	0.03%	9.800	358	100.00	616
Nevada	36	5,933,479.86	1.28%	7.388	339	82.17	661
New Hampshire	9	1,376,957.68	0.30%	7.263	342	72.56	654
New Jersey	45	12,907,971.98	2.79%	7.261	348	81.11	647
New Mexico	3	461,243.92	0.10%	9.092	344	81.71	557
New York	63	15,423,686.70	3.33%	7.487	339	83.96	650
North Carolina	89	11,729,497.57	2.54%	7.814	340	84.42	661
Ohio	92	11,321,839.71	2.45%	8.206	352	87.80	635
Oklahoma	8	850,281.40	0.18%	7.904	329	89.75	620
Oregon	11	2,643,049.88	0.57%	6.630	301	85.22	687
Pennsylvania	49	5,756,505.91	1.24%	8.406	347	86.62	629
Rhode Island	4	552,703.96	0.12%	9.039	334	91.99	660
South Carolina	53	6,756,343.13	1.46%	7.823	335	87.14	661
South Dakota	1	91,894.85	0.02%	8.800	358	80.00	588
Tennessee	35	2,979,591.32	0.64%	8.392	340	83.66	601
Texas	139	14,342,976.58	3.10%	8.219	334	87.33	634
Utah	13	1,802,077.76	0.39%	7.573	330	82.62	690
Vermont	1	123,963.69	0.03%	6.250	358	90.00	628
Virginia	114	28,343,518.77	6.13%	7.350	346	85.96	667
Washington	29	5,245,826.83	1.13%	7.484	342	85.54	655
West Virginia	3	318,058.63	0.07%	10.224	344	90.70	562
Wisconsin	12	1,121,371.24	0.24%	8.287	346	82.79	612

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	2	470,202.73	0.13%	6.488	357	65.57	595
4.000 - 4.499	31	7,512,828.95	2.02%	5.952	358	74.41	712
4.500 - 4.999	440	105,353,402.78	28.35%	6.571	358	79.40	704
5.000 - 5.499	302	79,181,393.12	21.30%	6.859	358	82.63	665
5.500 - 5.999	340	83,402,215.64	22.44%	7.381	358	85.89	644
6.000 - 6.499	289	59,604,938.89	16.04%	8.239	358	88.73	604
6.500 - 6.999	140	25,961,641.52	6.98%	8.949	358	90.10	585
7.000 - 7.499	69	10,190,973.84	2.74%	9.841	358	84.38	564

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	8	2,500,658.64	0.67%	5.316	358	78.48	706
5.500 - 5.999	98	29,449,283.73	7.92%	5.846	358	77.67	686
6.000 - 6.499	160	44,541,366.20	11.98%	6.292	358	79.85	676
6.500 - 6.999	417	103,561,008.29	27.86%	6.762	358	81.96	679
7.000 - 7.499	230	55,541,971.72	14.94%	7.241	358	83.92	663
7.500 - 7.999	242	54,550,743.15	14.68%	7.736	358	86.43	641
8.000 - 8.499	123	25,271,950.00	6.80%	8.264	358	87.43	623
8.500 - 8.999	147	27,094,598.95	7.29%	8.741	358	89.07	602
9.000 - 9.499	65	10,849,652.88	2.92%	9.234	358	90.93	593
9.500 - 9.999	66	9,578,894.98	2.58%	9.739	358	91.07	576
10.000 - 10.499	28	4,262,903.68	1.15%	10.231	358	89.17	567
10.500 - 10.999	16	2,461,580.17	0.66%	10.720	358	88.77	550
11.000 - 11.499	7	1,010,051.12	0.27%	11.176	358	87.59	563
11.500 - 11.999	5	827,832.51	0.22%	11.651	357	75.88	542
12.000 - 12.499	1	175,101.45	0.05%	12.100	358	80.00	529

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.500 - 11.999	1	420,000.00	0.11%	4.990	359	80.00	605
12.000 - 12.499	8	2,448,658.64	0.66%	5.505	358	78.45	726
12.500 - 12.999	106	32,937,602.64	8.86%	5.945	358	77.80	681
13.000 - 13.499	160	44,653,616.20	12.01%	6.301	358	79.91	675
13.500 - 13.999	415	102,159,617.92	27.49%	6.778	358	82.01	678
14.000 - 14.499	227	54,694,793.18	14.72%	7.242	358	83.96	664
14.500 - 14.999	238	52,830,743.15	14.21%	7.740	358	86.62	643
15.000 - 15.499	123	25,271,950.00	6.80%	8.264	358	87.43	623
15.500 - 15.999	147	27,094,598.95	7.29%	8.741	358	89.07	602
16.000 - 16.499	65	10,849,652.88	2.92%	9.234	358	90.93	593
16.500 - 16.999	66	9,578,894.98	2.58%	9.739	358	91.07	576
17.000 - 17.499	28	4,262,903.68	1.15%	10.231	358	89.17	567
17.500 - 17.999	16	2,461,580.17	0.66%	10.720	358	88.77	550
18.000 - 18.499	7	1,010,051.12	0.27%	11.176	358	87.59	563
18.500 - 18.999	5	827,832.51	0.22%	11.651	357	75.88	542
19.000 - 19.499	1	175,101.45	0.05%	12.100	358	80.00	529

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1,612	371,258,399.91	99.89%	7.324	358	83.85	654
1.500	1	419,197.56	0.11%	8.290	357	48.55	596

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/07	12	2,531,556.71	0.68%	9.319	356	80.71	595
06/01/07	139	31,360,144.47	8.44%	7.476	357	82.75	646
07/01/07	849	198,588,684.26	53.43%	7.375	358	83.94	654
08/01/07	558	122,994,102.72	33.09%	7.248	359	84.49	655
07/01/08	24	6,514,681.23	1.75%	6.758	358	77.85	661
08/01/08	10	3,428,323.18	0.92%	6.863	359	80.96	666
07/01/10	11	3,269,650.44	0.88%	6.525	358	80.72	665
08/01/10	10	2,990,454.46	0.80%	6.461	359	79.92	684

Total	1,613	371,677,597.47	100.00%	7.325	358	83.81	654

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	6	507,142.84	0.11%	7.088	330	79.26	582
A+	8	1,080,579.49	0.23%	8.209	332	86.22	611
A-	4	433,595.06	0.09%	7.928	326	80.70	578
AAA	1	53,539.77	0.01%	7.990	318	95.00	691
Alt A	1,282	211,428,942.38	45.71%	7.274	336	84.29	696
B	1	62,692.02	0.01%	7.350	333	85.00	556
Fico Enhanced	3	348,329.44	0.08%	8.786	332	96.39	592
M1	1,059	203,679,991.54	44.03%	7.679	346	84.60	629
M2	190	35,725,642.89	7.72%	8.080	352	80.10	591
M3	44	6,190,209.62	1.34%	8.399	350	71.42	561
M4	23	2,438,180.86	0.53%	9.501	358	68.77	550
NSFICO	2	610,207.10	0.13%	7.762	333	73.94	619

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

IO Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	2,125	312,905,128.70	67.65%	7.874	334	84.66	645
60	482	145,018,649.31	31.35%	6.878	358	82.29	678
120	16	4,635,275.00	1.00%	6.312	358	77.25	678

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1,361	325,304,406.61	70.33%	7.183	356	83.80	660
NO MI	1,261	137,170,619.46	29.65%	8.406	309	83.93	645
PMI	1	84,026.94	0.02%	7.900	304	80.00	620

Total	2,623	462,559,053.01	100.00%	7.546	342	83.84	656